Exhibit 10.3







Exhibit 10.3 Summary of Certain Compensation Arrangements

Arrangements Made on January 24, 2005 and Disclosed in a Report on Form 8-K Filed on January 28, 2005

(For subsequent developments and certain changes to the arrangements described below, please see "Arrangements Made on March 1, 2005 and Disclosed in a Report on Form 8-K Filed on March 4, 2005" and "Arrangements Made on April 25, 2005 and Disclosed in a Report on Form 8-K Filed on April 28, 2005," set forth below.)

On January 24, 2005, the Company's Compensation Committee, together with (in the case of the compensation of the Company's interim Chief Executive Officer), the other independent members of the Board of Directors, approved the following:

Salary Increases:


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|Officer     |Title                    |Current Salary|% Increase|New Salary|
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|            |                         |              |          |          |
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|W. Keith    |Interim Chief Executive  |$750,000      |0%        |$750,000  |
|Kennedy, Jr.|Officer                  |              |          |          |
|(1)         |                         |              |          |          |
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|Robert L.   |President & CEO, Menlo   |$300,040      |4.0%      |$312,052  |
|Bianco      |Logistics, Inc.          |              |          |          |
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|Jennifer W. |Senior Vice President,   |$260,000      |19.2%     |$310,000  |
|Pileggi (2) |General Counsel &        |              |          |          |
|            |Secretary                |              |          |          |
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|Chutta      |Senior Vice President and|$441,012      |0%        |$441,012  |
|Ratnathicam |Chief Financial Officer  |              |          |          |
|(3)         |                         |              |          |          |
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|Kevin C.    |Vice President and       |$241,540      |4.1%      |$251,472  |
|Schick (4)  |Controller, Con-Way      |              |          |          |
|            |Transportation Services, |              |          |          |
|            |Inc.                     |              |          |          |
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|Douglas W.  |Senior Vice President    |$425,100      |0%        |$425,100  |
|Stotlar (5) |                         |              |          |          |
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|John H.     |Senior Vice President    |$498,784      |5.5%      |$526,240  |
|Williford   |                         |              |          |          |
|(6)         |                         |              |          |          |
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|            |                         |              |          |          |
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  (1)Dr. Kennedy began receiving a salary as interim Chief Executive Officer on October 1, 2004. Prior to that time, he received a special annualized retainer of $350,000 for serving as the Chairman of the Board.In 2004, Dr. Kennedy also received an annual Board retainer of $30,000 that was paid to all members of the Board of Directors, and Board meeting fees of $16,500. Dr. Kennedy will not receive a Board retainer or Board meeting fees in 2005, for so long as he serves as interim Chief Executive Officer.
  (2)Ms. Pileggi was appointed Senior Vice President, General Counsel and Secretary effective December 28, 2004; she formerly served as Vice President and Corporate Counsel of Menlo Worldwide, LLC, a subsidiary of CNF Inc.
  (3)As previously announced, Mr. Ratnathicam notified CNF of his intention to retire as Senior Vice President and Chief Financial Officer, effective
      March 31, 2005.
  (4)As previously announced, Mr. Schick was appointed Senior Vice
     President and Chief Financial Officer, effective March 31, 2005.
  (5)Mr. Stotlar was appointed Senior Vice President of CNF Inc. and President and Chief Executive Officer of Con-Way Transportation Services, Inc., effective December 3, 2004. Mr. Stotlar received a 26.4% raise, from $336,284 to $425,100, upon such appointment.
  (6)Mr. Williford is also President and Chief Executive Officer of
     Menlo Worldwide, LLC.

2005 Incentive Compensation Awards. The annual incentive compensation awards are based upon performance objectives approved by the Compensation Committee. The 2005 awards to Ms. Pileggi and Mr. Ratnathicam are based on the pre-tax, pre-incentive income of the Company; the awards to Messrs. Williford and Bianco are based on the pre-tax, pre-incentive income of Menlo Worldwide, LLC; and the awards to Messrs. Stotlar and Schick are based on the pre-tax, pre-incentive income of Con-Way Transportation Services, Inc. The maximum incentive compensation for any officer is equal to twice his or her target award.

In 2004, Dr. Kennedy did not participate in the CNF Inc. Incentive Compensation Plan, and will not participate in the Plan in 2005. On January 24, 2005, the independent members of the Board of Directors approved a discretionary cash bonus for Dr. Kennedy in the amount of $1,000,000.


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|Officer     |Title                         |Target     |Target  |Maximum   |
|            |                              |Award, as  |Award   |Award ($) |
|            |                              |Percentage |($)     |          |
|            |                              |of Salary  |        |          |
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|            |                              |           |        |          |
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|W. Keith    |Interim Chief Executive       |N/A        |N/A     |N/A       |
|Kennedy, Jr.|Officer                       |           |        |          |
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|Robert L.   |President & CEO, Menlo        |60%        |$186,014|$372,029  |
|Bianco      |Logistics, Inc.               |           |        |          |
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|Jennifer W. |Senior Vice President, General|75%        |$232,518|$465,036  |
|Pileggi     |Counsel & Secretary           |           |        |          |
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|Chutta      |Senior Vice President and     |75%        |$330,759|$661,518  |
|Ratnathicam |Chief Financial Officer       |           |        |          |
|(1)         |                              |           |        |          |
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|Kevin C.    |Vice President and Controller,|45%        |$108,693|$217,386  |
|Schick      |Con-Way Transportation        |           |        |          |
|            |Services, Inc.                |           |        |          |
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|Douglas W.  |Senior Vice President         |100%       |$425,100|$850,200  |
|Stotlar     |                              |           |        |          |
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|John H.     |Senior Vice President         |100%       |$526,200|$1,052,400|
|Williford   |                              |           |        |          |
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|            |                              |           |        |          |
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  (1)The target and maximum award amounts for Mr. Ratnathicam in the table above are based on employment for all of 2005. Under the terms of the CNF Inc. Incentive Compensation Plan, Mr. Ratnathicam will be eligible to receive a pro rata portion of the incentive compensation award, based on the three months in 2005 in which he will serve as Senior Vice President and Chief Executive Officer prior to his retirement effective March 31, 2005.

Value Management Plan Awards for Three-Year Cycle Ending December 31, 2007. Value Management awards are governed by the terms of the Company's Value Management Plan. Two-thirds of each award is based upon EBITDA (earnings before interest, taxes, depreciation and amortization) and ROCE (return on capital employed), and one-third on relative total shareholder return for the three-year cycle. The performance objectives are approved by the Compensation
Committee.   Payments on the awards set forth in the table below are payable in
2008, based on actual performance for the three-year period commencing January 1, 2005 and ending December 31, 2007. The maximum Value Management Plan award for any officer is equal to twice his or her target award. Dr. Kennedy and Mr. Ratnathicam did not receive Value Management Plan Awards for the three-year cycle ending December 31, 2007. A copy of the Value Management Plan is included as Exhibit 10.30 to the Company's Quarterly Report on Form 10-Q filed on May 7, 2004. The foregoing description of the Value Management Plan is qualified in its entirety by reference to such exhibit.


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|Officer     |Title                             |Target |Target  |Maximum   |
|            |                                  |Award  |Award   |Award ($) |
|            |                                  |(% of  |($)     |          |
|            |                                  |Salary)|        |          |
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|            |                                  |       |        |          |
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|W. Keith    |Interim Chief Executive Officer   |N/A    |N/A     |N/A       |
|Kennedy, Jr.|                                  |       |        |          |
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|Robert L.   |President & CEO, Menlo Logistics, |65%    |$202,834|$405,668  |
|Bianco      |Inc.                              |       |        |          |
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|Jennifer W. |Senior Vice President, General    |115%   |$356,528|$713,056  |
|Pileggi     |Counsel & Secretary               |       |        |          |
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|Chutta      |Senior Vice President and Chief   |N/A    |N/A     |N/A       |
|Ratnathicam |Financial Officer                 |       |        |          |
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|Kevin C.    |Vice President and Controller,    |40%    |$100,526|$201,052  |
|Schick      |Con-Way Transportation Services,  |       |        |          |
|            |Inc.                              |       |        |          |
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|Douglas W.  |Senior Vice President             |150%   |$637,650|$1,275,300|
|Stotlar     |                                  |       |        |          |
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|John H.     |Senior Vice President             |150%   |$789,360|$1,578,720|
|Williford   |                                  |       |        |          |
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|            |                                  |       |        |          |
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Stock Option Awards.  Each stock option award described in the table below is made pursuant to, and is governed by the terms of, the Company's 1997 Equity and Incentive Plan and a stock option agreement entered into by the Company and the executive. These documents provide that the options have a term of ten years, will vest in equal annual installments over three years, commencing January 1, 2006, or earlier in certain circumstances (including in the event of death or disability or upon a Change in Control). Upon retirement at age 65 or pursuant to the "Rule of 85" (providing for an unreduced retirement benefit upon early retirement), the options continue to vest in
accordance with their terms.   Except as noted above, unvested options are
forfeited upon termination of the executive's employment.


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|Officer     |Title                 |Non-      |Incentive |Total  |Exercise |
|            |                      |Qualified |Stock     |Option |Price    |
|            |                      |Option    |Option    |Shares |         |
|            |                      |Shares    |Shares    |       |         |
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|            |                      |          |          |       |         |
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|W. Keith    |Interim Chief         |0         |0         |0      |N/A      |
|Kennedy, Jr.|Executive Officer     |          |          |       |         |
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|Robert L.   |President & CEO, Menlo|8,000     |0         |8,000  |$46.02   |
|Bianco      |Logistics, Inc.       |          |          |       |         |
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|Jennifer W. |Senior Vice President,|13,328    |2,172     |15,500 |$46.02   |
|Pileggi     |General Counsel &     |          |          |       |         |
|            |Secretary             |          |          |       |         |
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|Chutta      |Senior Vice President |0         |0         |0      |N/A      |
|Ratnathicam |and Chief Financial   |          |          |       |         |
|            |Officer               |          |          |       |         |
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|Kevin C.    |Vice President and    |4,000     |0         |4,000  |$46.02   |
|Schick      |Controller, Con-Way   |          |          |       |         |
|            |Transportation        |          |          |       |         |
|            |Services, Inc.        |          |          |       |         |
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|Douglas W.  |Senior Vice President |0         |0         |0      |$46.02   |
|Stotlar (1) |                      |          |          |       |         |
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|John H.     |Senior Vice President |33,328    |2,172     |35,500 |$46.02   |
|Williford   |                      |          |          |       |         |
|(2)         |                      |          |          |       |         |
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|            |                      |          |          |       |         |
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  (1)Mr. Stotlar also received a grant of 40,000 stock options and 30,000 shares of restricted stock in December 2004 in connection with his appointment as Senior Vice President of CNF Inc. and President and Chief Executive Officer of Con-Way Transportation Services, Inc.
  (2) Mr. Williford also received a grant of 30,000 shares of restricted stock in December 2004.


On January 24, 2005, the Company's Board of Directors, based on the recommendation of the Director Affairs Committee, approved the following changes to the compensation payable to members of the Board:

    Cash Compensation. Each director will receive an annual cash retainer of $70,000. In addition, the chair of the Audit Committee will receive an annual chair cash retainer of $15,000, and the chairs of the Compensation, Director Affairs and Finance Committees each will receive an annual chair cash retainer of $8,000. Each member of the Audit Committee, other than the chair, will also receive an additional committee retainer of $5,000. Each of the retainers described above are payable quarterly in advance. Directors will no longer receive any fees for attending Committee or Board meetings.

    Equity Compensation. Each director will receive grants of restricted stock having a notional value of $65,000 per year for each year of the director's three-year term. Except during a transition period, each director will receive a grant of restricted stock having a value at the time of grant of $195,000 (3 years at $65,000 per year) in the year that the director is elected or re-elected to the Board, and will not receive a restricted stock grant under this program in the subsequent two years. Each such grant of restricted stock will be granted in April (following election or re-election to the Board) and will vest one-third per year, commencing on the anniversary date of the grant, or earlier upon the occurrence of certain events such as death, disability, retirement or a Change in Control.

    The transition period operates as follows. Following CNF's annual meeting of shareholders in April 2005, current directors elected or re-elected to the Board in 2005 will receive a grant of restricted stock having a value of $195,000 at the time of grant. Current directors who are scheduled for election or re-election in 2006 will receive a grant of restricted stock having a value of $65,000 at the time of grant, which will vest one-third per year commencing on the anniversary date of the grant, and then receive a grant of restricted stock having a value of $195,000 in 2006, if they are elected or re-elected to the Board. Directors who are scheduled for election or re-election in 2007 will receive a grant of restricted stock having a value of $130,000 at the time of grant, which will vest one-third per year commencing on the anniversary date of the grant, and then receive a grant of restricted stock having a value of $195,000 in 2007, if they are elected or re-elected to the Board.

    New directors appointed to the Board will receive an initial grant of restricted stock having a value of $195,000, $130,000 or $65,000, depending on when they are next scheduled for election to the Board, and then receive a grant of restricted stock having a value of $195,000 when they are elected. These awards will vest in the same manner as those described in the preceding paragraph.

    Prior to the Board's approval of the changes described above, each director received an automatic grant of 2,500 stock options and a grant of 499 shares of restricted stock, effective January 1, 2005. To implement the changes to the directors' equity compensation described above, the January 1 grants of stock options and restricted stock have been cancelled.

    Dr. Kennedy will not receive a Board retainer, meeting fees or other compensation in 2005 in his capacity as Chairman and a member of the Board of Directors, for so long as he serves as interim Chief Executive Officer.





Arrangements Made on March 1, 2005 and Disclosed in a Report on Form 8-K Filed on March 4, 2005

On March 1, 2005, the Company's Compensation Committee approved the following compensation for Kevin C. Schick, effective upon his promotion to Senior Vice President and Chief Executive Officer of the Company on March 31,2005.

    1.    Increase in annual base salary from $251,472 to $310,000.
    2. Target incentive compensation award equal to 75% of annual base salary (subject to a maximum equal to 150% of annual base salary), with actual payout to be determined based upon the Company's actual 2005 pre-tax, pre-incentive income versus target.
    3.    Grant of 11,500 stock options.
    4. Target Value Management Plan award equal to 115% of annual base salary for the three-year cycle commencing on January 1, 2005.


Arrangements Made on April 25, 2005 and Disclosed in a Report on Form 8-K Filed on April 28, 2005


On April 25, 2005, the Company's Compensation Committee, together with the other independent members of the Board of Directors, approved the following compensation for Douglas W. Stotlar, effective upon his promotion to President and Chief Executive Officer of the Company on April 25, 2005.

    1. Increase in annual base salary from $425,100 to $650,000.
    2. Target incentive compensation award equal to 100% of annual base salary(subject to a maximum equal to 200% of annual base salary) with actual payout (i) to be prorated based on the portion of the calendar year in which he serves as President and Chief Executive Officer and
       (ii) to be determined based upon the Company's actual 2005 pre-tax, pre-incentive income versus target.
    3. Grant of (i) 79,673 stock options having an exercise price of $43.93 per share, which shall be subject to the standard terms applicable to option awards made to executives of the Company, and (ii) 23,690 shares of restricted stock, which shall be subject to the standard terms applicable to restricted stock awards made to executives of the Company. (Grants are based on a total target value of 4 times annual base salary of $650,000, with 60% allocated to stock options and 40% allocated to shares of restricted stock).
    4. A relocation package, to include (i) a mortgage subsidy as partial compensation for differences in housing costs between Palo Alto, California and Ann Arbor, Michigan, in an amount and for a term to be determined by the Compensation Committee, (ii) payment of reasonable relocation expenses, and (iii) gross-up for taxes payable in connection with non-deductible relocation expenses.

On April 25, 2005, the Company's Compensation Committee, together with the other independent members of the Board of Directors, also approved a discretionary cash bonus of $1,000,000 for Dr. Kennedy in consideration of his contributions as Interim Chief Executive Officer of the Company during the first part of 2005. Dr. Kennedy, who will continue to serve as Chairman of the Board of Directors, will receive compensation solely in his capacity as Chairman during the remainder of 2005 as described below under "Director
Compensation."   Such compensation was approved by the independent members of the Board of Directors.

During the remainder of 2005,Dr. Kennedy will receive an annualized Chair retainer of $750,000, in recognition of his increased responsibilities and time commitment as Chair to ensure that the Board's strategic direction is communicated to and embraced by the new Chief Executive Officer, Mr.
Stotlar, during the first few months following his assumption of such executive responsibilities. Dr. Kennedy will not receive any additional compensation during the remainder of 2005 as an officer or employee and the Chair retainer noted above shall constitute his total compensation as a member of the Board of Directors. In 2006, Dr. Kennedy will receive a Chair retainer in an amount to be determined by the independent members of the Board of Directors, as well as a grant of restricted stock having a value at the time of grant of $65,000.

On January 24, 2005, the Company's Board of Directors, based on the recommendation of the Director Affairs Committee and advice from an outside compensation consultant, approved certain compensation payable to members of the Board, including grants of restricted stock awards. Following a transition period, each director will receive a restricted stock grant in April of the year in which he or she is elected or re-elected to the Board of Directors at the Company's Annual Meeting of Shareholders. The grants will have a value at the time of grant of $65,000 for each year of the director's term (or $195,000 for a 3-year term), and will vest one-third per year commencing on the anniversary date of the grant. Transitional grants will be made to incumbent directors who are not standing for election in 2005, and directors who are appointed to the Board in the future to fill vacancies. The material terms of these awards were disclosed in a Report on Form 8-K filed on January 28, 2005.

The 2005 restricted stock grants were made on April 25, 2005, and are set forth below. Prior to such grants the Board, based on the recommendation of the Director Affairs Committee, approved a form of Restricted Stock Award Agreement to govern the restricted stock awards. The Restricted Stock Award Agreement provides that (i) all unvested shares of restricted stock will vest upon a director's death or disability; (ii) all unvested shares of restricted stock that are scheduled to vest on the grant anniversary date next following a Change in Control will vest upon a Change in Control; (iii) all unvested shares of restricted stock that are scheduled to vest on the grant anniversary date next following a director's retirement after attaining age 72 will vest upon such retirement; and (iv) all unvested shares of restricted stock that are scheduled to vest during the calendar year in which the director leaves the Board at the end of his or her term will vest upon such departure. A copy of the form of the Restricted Stock Award Agreement is filed as Exhibit 99.1 to the Company's Report on Form 8-K filed on April 28, 2005.

The foregoing description of the Restricted Stock Award Agreement is qualified in its entirety by reference to such exhibit.


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|Name of Director|Amount of Grant (in      |Number of Shares of  Restricted |
|                |Dollars)*                |Stock                           |
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|John J. Anton   |$130,000                 |2,961                           |
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|William R.      |$65,000                  |1,480                           |
|Corbin          |                         |                                |
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|Margaret G. Gill|$65,000                  |1,480                           |
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|Robert Jaunich  |$65,000                  |1,480                           |
|II              |                         |                                |
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|Henry H. Mauz,  |$65,000                  |1,480                           |
|Jr.             |                         |                                |
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|Michael J.      |$195,000                 |4,441                           |
|Murray          |                         |                                |
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|John C. Pope    |$130,000                 |2,961                           |
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|Robert D. Rogers|$195,000                 |4,441                           |
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|William J.      |$195,000                 |4,441                           |
|Schroeder       |                         |                                |
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|Peter W. Stott  |$130,000                 |2,961                           |
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|Robert P. Wayman|$65,000                  |1,480                           |
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|Chelsea C. White|$195,000                 |4,441                           |
|III             |                         |                                |
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*   Messrs. Murray, Rogers, Schroeder and White, who were elected or re-elected
(as applicable) to the Board in 2005, received a grant of restricted stock having a value of $195,000 at the time of grant. Ms.Gill and Messrs. Corbin,
 Jaunich, Mauz and Wayman, who are scheduled for election or re-election (as applicable) in 2006, received a grant of restricted stock having a value of $65,000 at the time of grant, and will receive a grant of restricted stock having a value of $195,000 in 2006 if they are elected or re-elected to the Board. Messrs. Anton, Pope and Stott, who are scheduled for election or re-election (as applicable) in 2007, received a grant of restricted stock having a value of $130,000 at the time of grant, and will receive a grant of restricted stock having a value of $195,000 in 2007 if they are elected or re-elected to the Board. All of the grants described above will vest one-third per year commencing on the anniversary date of the grant.